Exhibit 10.34(j)

EXECUTION VERSION

SPECIFIC TERMS IN THIS AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

SECOND AMENDMENT TO
GAS GATHERING AND COMPRESSION AGREEMENT

    THIS SECOND AMENDMENT TO GAS GATHERING AGREEMENT AND COMPRESSION AGREEMENT (this “Amendment”), dated December 6, 2021 (“Effective Date”), is made and entered into by and among EQT Corporation, a Pennsylvania corporation, (“EQT Corp.”) EQT Production Company, a Pennsylvania corporation, Rice Drilling B LLC, a Delaware limited liability company and EQT Energy, LLC, a Delaware limited liability company, (collectively, “Producer”), and EQM Gathering Opco, LLC, a Delaware limited liability company (“Gatherer”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”
RECITALS
WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020, as amended by that certain First Amendment to Gas Gathering and Compression Agreement among the Parties date August 26, 2020 (the “Gathering Agreement”); and
    WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment.
    NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT
1.Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.
2.Amendment to Gathering Agreement Exhibits.
(a)Exhibit C to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix A attached hereto.
(b)Exhibit I to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix B attached hereto
(c)Exhibit L to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix C attached hereto.
(d)Exhibit O to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix D attached hereto.

(e)Exhibit P to the Gathering Agreement is hereby amended and restated to read in its entirety as set forth on Appendix E attached hereto.
3.Incremental Compression Fee. Section 5.1(d) of the Gathering Agreement is hereby deleted in its entirety and replaced with the following:
“(d)    Fees for providing Incremental Compression shall be calculated as follows (as such fee may be increased or decreased in accordance with Section 5.2, the “Incremental Compression Fee”):
(i)    Except as provided in clause (ii) and clause (iii), the product of (A) the aggregate quantity of Gas serviced from Incremental Compression, stated in Dth, received from Producer or for Producer’s account (including Dedicated Gas produced by any Affiliate) during such Month multiplied by (B) the number of stages of compression utilized with such Incremental Compression multiplied by (C) the applicable amounts set forth in Exhibit H.
(ii)    For all Dedicated Gas delivered from the Gathering System to Equitrans Low Pressure Delivery Points identified by Footnote #9 and Footnote #14 on Exhibit C, the product of (A) the aggregate quantity of Gas stated in Dth, delivered to any such Low Pressure Delivery Point during such Month multiplied by (B) the number of stages of compression utilized to facilitate delivery of such Gas to such Low Pressure Delivery Point whereby Parties agree [***] of compression shall be applicable if the average Low Pressure Delivery Point Pressure is greater than or equal to [***] psig and [***] stages of compression if the average Low Pressure Delivery Point Pressure is less than [***] psig multiplied by (C) either (i) $[***]per Dth; provided, however, Producer shall, as of the Effective Date of the First Amendment to the Gathering Agreement, be credited an amount of [***] Dollars ($[***]) against any Incremental Compression Fees thereafter accrued, in the aggregate, with respect to deliveries of Gas to the Equitrans Low Pressure Delivery Points identified by Footnote #9 on Exhibit C or (ii) the applicable amounts set forth in Exhibit H with respect to deliveries of Gas to the Equitrans Low Pressure Delivery Points identified by Footnote #14 on Exhibit C.
(iii)    For all Dedicated Gas delivered from the Gathering System to Equitrans Low Pressure Delivery Points identified by Footnote #19 on Exhibit C, the product of (A) the aggregate quantity of Gas stated in Dth, delivered to any such Low Pressure Delivery Point during such Month multiplied by (B) the applicable amounts set forth in Exhibit H multiplied by (C) one (1) if the average Low Pressure Delivery Point Pressure is greater than [***] psig and less than or equal to [***] psig; two (2) if the average Low Pressure Delivery Point Pressure is equal to or less than [***] psig; or [***] if the average Low Pressure Delivery Point Pressure is greater than [***] psig.
4.Exhibits. The Parties agree that the terms of the Gathering Agreement, as amended hereby, are subject to the terms and conditions set forth on the Exhibits to the Gathering Agreement, including any footnotes set forth thereon.
2

5.Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Gathering Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.
6.Governing Law.
(a)This Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles.
(b)The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Amendment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Amendment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Amendment or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
7.Counterpart Execution. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.
8.Miscellaneous Provisions. The provisions of Article 18 of the Gathering Agreement, other than Sections 18.2, 18.3, 18.15, 18.16 and 18.17, shall apply to this Amendment mutatis mutandis.
[Signature Page Follows]
3

4

    IN WITNESS WHEREOF, each of the Parties has duly executed this Amendment effective as of the Effective Date.
PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ David Khani
Name:     David Khani
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President of
Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President of
Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     Senior Vice President, Commercial

[Signature Page to Second Amendment to Gas Gathering and Compression Agreement]

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ Diana M. Charletta
Name: Diana M. Charletta
Title:     President and
Chief Operating Officer

[Signature Page to Second Amendment to Gas Gathering and Compression Agreement]

APPENDIX A

(Exhibit C to Gathering Agreement)

[See attached].

Appendix A

[***]

Appendix A

Appendix A

APPENDIX B

(Exhibit I to Gathering Agreement)

Appendix B

[***]
Appendix B

APPENDIX C
(Exhibit L to Gathering Agreement)

Sites For Which Producer Will Provide Low Pressure Dehydration
STATE	COUNTY	SYSTEM AMI	SITE
PA	Washington	Kevech	Kevech
PA	Washington	Mojo	Mojo
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Dahn-tahn
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Irish Pug
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Battle Phrog
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Mac
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Stattler Road
PA	Greene	BETA/WINDRIDGE/ASR/THROCKMORTON	Heart
PA	Greene	POLECAT	Polecat
PA	Greene	POLECAT	Drift Ridge
PA	Greene	YELLOW JACKET	Ridge Rd.
PA	Clearfield	N/A	Monarch
PA	Cameron	N/A	Whippoorwill IC
PA	Jefferson	N/A	Frano
PA	Clearfield	N/A	Gobbler IC
PA	Tioga	N/A	Tioga CS
PA	Elk	N/A	Benezette CS
PA	Clearfield	N/A	Hurd IC
PA	Indiana	N/A	Diamondville IC
PA	Armstrong	N/A	McKee
WV	Marion	N/A	GRT-26
WV	Marion	TAURUS	GLO-76
WV	Wetzel	TAURUS	BIG-464
WV	Wetzel	MERCURY	Big Run Dehy
WV	Marion	N/A	Potozcny
WV	Wetzel	DAYBREAK	MR SKILLING
WV	Wetzel	DAYBREAK	NEXTWAVE EFT
WV	Wetzel	DAYBREAK	FRACSLAP
WV	Wetzel	DAYBREAK	MICHAEL KUHN
PA	GREENE	DAYBREAK	SOLES
PA	GREENE	DAYBREAK	LUMBER
PA	GREENE	DAYBREAK	SPLEEN SPLITTER
PA	GREENE	DAYBREAK	HOOSKER DOO
WV	MARION	GREYHOUND	RADCLIFF

Appendix C

Sites For Which Gatherer Will Provide High Pressure Dehydration
STATE	COUNTY	SYSTEM AMI	SITE
PA	GREENE	JUPITER AND BJ	GOOD
PA	GREENE	JUPITER AND BJ	HABE
PA	GREENE	JUPITER AND BJ	PETRAITIS
PA	GREENE	JUPITER AND BJ	SCHUMAKER
PA	GREENE	JUPITER AND BJ	MCNEELY
PA	GREENE	JUPITER AND BJ	PATTON
PA	WASHINGTON	NIGHTFALL AND CJ	BROVA
PA	WASHINGTON	PISCES	JT FARM
PA	WASHINGTON	PISCES	KUHN
PA	WASHINGTON	PISCES	EALY
PA	WASHINGTON	PISCES	STOUT
PA	WASHINGTON	REDD	REDD
PA	WASHINGTON	HEYL	HEYL
PA	GREENE	JUPITER AND BJ	CLEMENTE
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	THROCKMORTON
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	CORSAIR
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	STROSNIDER
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	MAGNUM
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	PLHC
PA	GREENE	BETA/WINDRIDGE/ASR/THROCKMORTON	THUNDER 1
PA	GREENE	POLECAT	COWBELL
PA	GREENE	POLECAT	DOWNER
PA	GREENE	POLECAT	FOLEY
PA	GREENE	DAYBREAK	PALE ALE
PA	GREENE	DAYBREAK	BARLEY WINE
PA	GREENE	DAYBREAK	TEAMWORK
PA	GREENE	DAYBREAK	TRUST
PA	GREENE	DAYBREAK	HOLT
PA	GREENE	DAYBREAK	GALLANT FOX
PA	GREENE	DAYBREAK	AMERICAN PHAROAH
WV	MARION	GREYHOUND	VANDERBILT
WV	MARION	GREYHOUND	TESLA
WV	MARION	GREYHOUND	CARNEGIE
*Updates to the development plan may cause shifts

The Parties agree that i) Producer may install centralized dehydration facilities where appropriate; ii) Producer shall be required to satisfy the Gas Quality Specifications; iii) in the event Producer installs centralized dehydration facilities, Producer shall install a) necessary facilities to handle any fluids, debris and/or other non-conforming substances upstream of the central dehydration facilities, including by conducting routine pigging operations, b) necessary post-dehydration filtration to prevent glycol carryover from the dehydration tower, and c) a moisture analyzer with data hand-off to Equitrans to monitor tower performance.
Appendix C

APPENDIX D

(Exhibit O to Gathering Agreement)*

[***]

Appendix D

APPENDIX E

(Exhibit P to Gathering Agreement)

INCREMENTAL COMPRESSION

Incremental Compression
AMIs	Total HP	Anticipated TIL
Pisces	-	6/9/2021
Throckmorton	-	11/16/2021
Jupiter/BJ AMI (PA)	2,500	TBD
Cygrymus (PA)	30,000[1]	TBD
Other PA Incremental Builds	7,500[1]	TBD
Corona X (WV)	25,000[1]	TBD
WV Incremental Builds	15,000	TBD
Total	80,000

1 [***]
Appendix E